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                                                               EXHIBIT 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of Segue Software, Inc. of our report dated April 15, 1999, except as to Note 2 which is as of February 7, 2000, relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2001